                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Revised Materials
[ ] Soliciting Material Pursuant to Section 140.12a-12 14a-12

                              VAN KAMPEN BOND FUND

                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                             BOND FUND SHAREHOLDERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
Although we recommend that you read the complete Joint Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      The Van Kampen Bond
Fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.

Q      WHAT PROPOSAL WILL BE
       VOTED ON?

A      You are being asked to elect
nominees for the Board of Trustees.

Q      WILL MY VOTE MAKE
       A DIFFERENCE?

A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund.

Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?

A      The Board recommends
that you vote "FOR ALL" of the nominees on the enclosed proxy card.

Q      HOW DO I VOTE MY PROXY?

A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q      WHERE DO I CALL FOR
       MORE INFORMATION?

A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                              VAN KAMPEN BOND FUND
                         ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1x.  Authority to vote        [ ]    [ ]       [ ]      2. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                              VAN KAMPEN BOND FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 22, 2005

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") of the Van Kampen Bond Fund (the "Fund") that the Annual Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 22, 2005, at 11:30 a.m., for the following purposes:

1. To elect four Class I trustees, each by the holders of Common Shares of the Fund, to each serve for a three year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares the Fund at the close of business on April 25, 2005 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    Lou Anne McInnis,
                                    Assistant Secretary
May 20, 2005

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                              VAN KAMPEN BOND FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 22, 2005

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or the "Board") of the Van Kampen Bond Fund (the "Fund") of proxies to be voted at an Annual Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 22, 2004, at 11:30 a.m. The Meeting will be an annual meeting for the Fund. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 24, 2005.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") of the Fund. The purpose of the Meeting is to permit holders of the Fund's Common Shares to elect four Trustees.

  The Board has fixed the close of business on April 25, 2005 as the record date (the "Record Date") for the determination of holders of Common Shares of the Fund entitled to vote at the Meeting. Shareholders of the Fund on the Record Date are entitled to one vote per Common Share with respect to any proposal submitted to the shareholders of the Fund, with no Common Share having cumulative voting rights. At the close of business on April 25, 2005, there were issued and outstanding 11,362,465 Common Shares of the Fund.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING AND SHAREHOLDER APPROVAL

  With respect to the election of Trustees, the affirmative vote of a plurality of the Common Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of the Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the Meeting shall be elected. There is no cumulative voting with respect to the election of Trustees.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to the election of Trustees, abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. A majority of the outstanding Common Shares of the Fund entitled to vote must be present in person or by proxy to have a quorum for the Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone, or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Trustees that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstensions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management serves as investment adviser to the Fund (the "Adviser"). The principal business address of the Adviser is 1221 Avenue of the Americas, New York, New York 10020. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $97 billion in assets under management or supervision as of April 30, 2005. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

                        PROPOSAL 1: ELECTION OF TRUSTEES

NOMINATION OF TRUSTEES

  Four Class I Trustees are to be elected at the Meeting, each to serve until the later of the Fund's Annual Meeting of Shareholders in 2008 or until a successor has been duly elected and qualified. Holders of Common Shares will vote with respect to four Class I Trustees: David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey. It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

  As in the past, only one class of trustees is being submitted to shareholders of the Fund for election at the Meeting. The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of the Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Delaware state law, the Fund's Declaration of Trust and the Fund's Bylaws.

      INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The business and affairs of the Fund are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Proxy Statement. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
David C. Arch(1) (59)             Trustee       Trustee    Chairman and Chief Executive Officer        82
Blistex Inc.                                   since 1997  of Blistex Inc., a consumer health
1800 Swift Drive                                           care products manufacturer. Director
Oak Brook, IL 60523                                        of the Heartland Alliance, a
                                                           nonprofit organization serving human
                                                           needs based in Chicago. Director of
                                                           St. Vincent de Paul Center, a Chicago
                                                           based day care facility serving the
                                                           children of low income families.
                                                           Board member of the Illinois
                                                           Manufacturers' Association.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
David C. Arch(1) (59)             Trustee/Director/Managing
Blistex Inc.                      General Partner of funds in
1800 Swift Drive                  the Fund Complex.
Oak Brook, IL 60523

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Jerry D. Choate(1) (66)           Trustee       Trustee    Prior to January 1999, Chairman and         80
33971 Selva Road                               since 2003  Chief Executive Officer of the
Suite 130                                                  Allstate Corporation ("Allstate") and
Dana Point, CA 92629                                       Allstate Insurance Company. Prior to
                                                           January 1995, President and Chief
                                                           Executive Officer of Allstate. Prior
                                                           to August 1994, various management
                                                           positions at Allstate.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Jerry D. Choate(1) (66)           Trustee/Director/Managing
33971 Selva Road                  General Partner of funds in
Suite 130                         the Fund Complex. Director
Dana Point, CA 92629              of Amgen Inc., a
                                  biotechnological company,
                                  and Director of Valero
                                  Energy Corporation, an
                                  independent refining
                                  company.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Rod Dammeyer(2) (64)              Trustee       Trustee    President of CAC, LLC., a private           82
CAC, L.L.C.                                    since 1997  company offering capital investment
4350 LaJolla Village Drive                                 and management advisory services.
Suite 980                                                  Prior to February 2001, Vice Chairman
San Diego, CA 92122-6223                                   and Director of Anixter
                                                           International, Inc., a global
                                                           distributor of wire, cable and
                                                           communications connectivity products.
                                                           Prior to July 2000, Managing Partner
                                                           of Equity Group Corporate Investment
                                                           (EGI), a company that makes private
                                                           investments in other companies.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Rod Dammeyer(2) (64)              Trustee/Director/Managing
CAC, L.L.C.                       General Partner of funds in
4350 LaJolla Village Drive        the Fund Complex. Director
Suite 980                         of Stericycle, Inc., Ventana
San Diego, CA 92122-6223          Medical Systems, Inc., GATX
                                  Corporation and Trustee of
                                  The Scripps Research
                                  Institute. Prior to January
                                  2005, Director of the
                                  University of Chicago
                                  Hospitals and Health
                                  Systems. Prior to April
                                  2004, Director of
                                  TheraSense, Inc. Prior to
                                  January 2004, Director of
                                  TeleTech Holdings Inc. and
                                  Arris Group, Inc. Prior to
                                  May 2002, Director of
                                  Peregrine Systems Inc. Prior
                                  to February 2001, Director
                                  of IMC Global Inc. Prior to
                                  July 2000, Director of
                                  Allied Riser Communications
                                  Corp., Matria Healthcare
                                  Inc., Transmedia Networks,
                                  Inc., CNA Surety, Corp. and
                                  Grupo Azcarero Mexico (GAM).

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Linda Hutton Heagy(2) (56)        Trustee       Trustee    Managing Partner of Heidrick &              80
Heidrick & Struggles                           since 2003  Struggles, an executive search firm.
233 South Wacker Drive                                     Trustee on the University of Chicago
Suite 7000                                                 Hospitals Board, Vice Chair of the
Chicago, IL 60606                                          Board of the YMCA of Metropolitan
                                                           Chicago and a member of the Women's
                                                           Board of the University of Chicago.
                                                           Prior to 1997, Partner of Ray &
                                                           Berndtson, Inc., an executive
                                                           recruiting firm. Prior to 1996,
                                                           Trustee of The International House
                                                           Board, a fellowship and housing
                                                           organization for international
                                                           graduate students. Prior to 1995,
                                                           Executive Vice President of ABN AMRO,
                                                           N.A., a bank holding company. Prior
                                                           to 1990, Executive Vice President of
                                                           The Exchange National Bank.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Linda Hutton Heagy(2) (56)        Trustee/Director/Managing
Heidrick & Struggles              General Partner of funds in
233 South Wacker Drive            the Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

R. Craig Kennedy(3) (53)          Trustee       Trustee    Director and President of the German        80
1744 R Street, N.W.                            since 2003  Marshall Fund of the United States,
Washington, D.C. 20009                                     an independent U.S. foundation
                                                           created to deepen understanding,
                                                           promote collaboration and stimulate
                                                           exchanges of practical experience
                                                           between Americans and Europeans.
                                                           Formerly, advisor to the Dennis
                                                           Trading Group Inc., a managed futures
                                                           and option company that invests money
                                                           for individuals and institutions.
                                                           Prior to 1992, President and Chief
                                                           Executive Officer, Director and
                                                           member of the Investment Committee of
                                                           the Joyce Foundation, a private
                                                           foundation.

Howard J Kerr(1) (69)             Trustee       Trustee    Prior to 1998, President and Chief          82
736 North Western Avenue                       since 1997  Executive Officer of Pocklington
P.O. Box 317                                               Corporation, Inc., an investment
Lake Forest, IL 60045                                      holding company. Director of the
                                                           Marrow Foundation.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

R. Craig Kennedy(3) (53)          Trustee/Director/Managing
1744 R Street, N.W.               General Partner of funds in
Washington, D.C. 20009            the Fund Complex.


Howard J Kerr(1) (69)             Trustee/Director/Managing
736 North Western Avenue          General Partner of funds in
P.O. Box 317                      the Fund Complex. Director
Lake Forest, IL 60045             of the Lake Forest Bank &
                                  Trust.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Jack E. Nelson(3) (69)            Trustee       Trustee    President of Nelson Investment              80
423 Country Club Drive                         since 2003  Planning Services, Inc., a financial
Winter Park, FL 32789                                      planning company and registered
                                                           investment adviser in the State of
                                                           Florida. President of Nelson Ivest
                                                           Brokerage Services Inc., a member of
                                                           the NASD, Securities Investors
                                                           Protection Corp. and the Municipal
                                                           Securities Rulemaking Board.
                                                           President of Nelson Sales and
                                                           Services Corporation, a marketing and
                                                           services company to support
                                                           affiliated companies.

Hugo F. Sonnenschein(3) (64)      Trustee       Trustee    President Emeritus and Honorary             82
1126 E. 59th Street                            since 1997  Trustee of the University of Chicago
Chicago, IL 60637                                          and the Adam Smith Distinguished
                                                           Service Professor in the Department
                                                           of Economics at the University of
                                                           Chicago. Prior to July 2000,
                                                           President of the University of
                                                           Chicago. Trustee of the University of
                                                           Rochester and a member of its
                                                           investment committee. Member of the
                                                           National Academy of Sciences, the
                                                           American Philosophical Society and a
                                                           fellow of the American Academy of
                                                           Arts and Sciences.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Jack E. Nelson(3) (69)            Trustee/Director/Managing
423 Country Club Drive            General Partner of funds in
Winter Park, FL 32789             the Fund Complex.

Hugo F. Sonnenschein(3) (64)      Trustee/Director/Managing
1126 E. 59th Street               General Partner of funds in
Chicago, IL 60637                 the Fund Complex. Director
                                  of Winston Laboratories,
                                  Inc.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee       Trustee    Previously Chief Communications             80
(63)                                           since 2003  Officer of the National Academy of
815 Cumberstone Road                                       Sciences/ National Research Council,
Harwood, MD 20776                                          an independent, federally chartered
                                                           policy institution, from 2001 to
                                                           November 2003 and Chief Operating
                                                           Officer from 1993 to 2001. Director
                                                           of the Institute for Defense
                                                           Analyses, a federally funded research
                                                           and development center, Director of
                                                           the German Marshall Fund of the
                                                           United States, Director of the Rocky
                                                           Mountain Institute and Trustee of
                                                           Colorado College. Prior to 1993,
                                                           Executive Director of the Commission
                                                           on Behavioral and Social Sciences and
                                                           Education at the National Academy of
                                                           Sciences/National Research Council.
                                                           From 1980 through 1989, Partner of
                                                           Coopers & Lybrand.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee/Director/Managing
(63)                              General Partner of funds in
815 Cumberstone Road              the Fund Complex. Director
Harwood, MD 20776                 of Fluor Corp., an
                                  engineering, procurement and
                                  construction organization,
                                  since January 2004 and
                                  Director of Neurogen
                                  Corporation, a
                                  pharmaceutical company,
                                  since January 1998.

INTERESTED TRUSTEES

                                                                                                                   NUMBER OF
                                          TERM OF                                                                   FUNDS IN
                                         OFFICE AND                                                                   FUND
                            POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE
Mitchell M. Merin*(2) (51)  Trustee and   Trustee    President of funds in the Fund Complex. Chairman, President,         80
1221 Avenue of the          President    since 2003  Chief Executive Officer and Director of the Adviser and Van
Americas                                             Kampen Advisors Inc. since December 2002. Chairman,
New York, NY 10020                                   President and Chief Executive Officer of Van Kampen
                                                     Investments since December 2002. Director of Van Kampen
                                                     Investments since December 1999. Chairman and Director of
                                                     Van Kampen Funds Inc. since December 2002. President,
                                                     Director and Chief Operating Officer of Morgan Stanley
                                                     Investment Management since December 1998. President and
                                                     Director since April 1997 and Chief Executive Officer since
                                                     June 1998 of Morgan Stanley Investment Advisors Inc. and
                                                     Morgan Stanley Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust.
                                                     Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief
                                                     Executive Officer of Van Kampen Funds Inc. from December
                                                     2002 to July 2003, Chief Strategic Officer of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley Services Company
                                                     Inc. and Executive Vice President of Morgan Stanley
                                                     Distributors Inc. from April 1997 to June 1998. Chief
                                                     Executive Officer from September 2002 to April 2003 and Vice
                                                     President from May 1997 to April 1999 of the Morgan Stanley
                                                     Funds.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE
Mitchell M. Merin*(2) (51)  Trustee/Director/
1221 Avenue of the          Managing General
Americas                    Partner of funds in
New York, NY 10020          the Fund Complex.

                                                                                                                   NUMBER OF
                                          TERM OF                                                                   FUNDS IN
                                         OFFICE AND                                                                   FUND
                            POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Richard F. Powers, III*(3)  Trustee       Trustee    Advisory Director of Morgan Stanley. Prior to December 2002,         82
(59)                                     since 1999  Chairman, Director, President, Chief Executive Officer and
1221 Avenue of the                                   Managing Director of Van Kampen Investments and its
Americas                                             investment advisory, distribution and other subsidiaries.
New York, NY 10020                                   Prior to December 2002, President and Chief Executive
                                                     Officer of funds in the Fund Complex. Prior to May 1998,
                                                     Executive Vice President and Director of Marketing at Morgan
                                                     Stanley and Director of Dean Witter, Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996, Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen*(2) (65)    Trustee       Trustee    Partner in the law firm of Skadden, Arps, Slate, Meagher &           82
333 West Wacker Drive                    since 1997  Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                                    Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Richard F. Powers, III*(3)  Trustee/Director/
(59)                        Managing General
1221 Avenue of the          Partner of funds in
Americas                    the Fund Complex.
New York, NY 10020

Wayne W. Whalen*(2) (65)    Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential
                            Foundation.

---------------
(1) Designated as a Class I Trustee.

(2) Designated as a Class II Trustee.

(3) Designated as a Class III Trustee.

* Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers who are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay the non-affiliated Trustees an annual retainer and meeting fees.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from the Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from the Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth in the "Information Regarding Trustees and Nominees for Election as Trustee" section of this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year ended June 30, 2004 or the Fund Complex's most recently completed calendar year ended December 31, 2004.

                               COMPENSATION TABLE

                                                                  FUND COMPLEX
                                                ------------------------------------------------
                                                   AGGREGATE
                                                   PENSION OR                          TOTAL
                                                   RETIREMENT        AGGREGATE     COMPENSATION
                                  AGGREGATE         BENEFITS         ESTIMATED        BEFORE
                                 COMPENSATION       ACCRUED           ANNUAL       DEFERRAL FROM
                                   FROM THE        AS PART OF      BENEFITS UPON       FUND
            NAME(1)                FUND(2)      FUND EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
            -------              ------------   ----------------   -------------   -------------
INDEPENDENT TRUSTEES
David C. Arch..................     $2,808          $ 35,277         $147,500        $192,530
Jerry D. Choate................      3,389            82,527          126,000         200,002
Rod Dammeyer...................      2,608            63,782          147,500         208,000
Linda Hutton Heagy.............      3,188            24,465          142,500         184,784
R. Craig Kennedy...............      3,389            16,911          142,500         200,002
Howard J Kerr..................      2,808           140,743          146,250         208,000
Jack E. Nelson.................      3,389            97,294          109,500         200,002
Hugo F. Sonnenschein...........      2,808            64,476          147,500         208,000
Suzanne H. Woolsey.............      3,389            58,450          142,500         200,002
INTERESTED TRUSTEE
Wayne W. Whalen................      3,389            72,001          147,500         208,000

---------------
(1) Trustees not eligible for compensation and retirement benefits are not included in the Compensation Table. J. Miles Branagan retired from the Board of Trustees of the Fund and other funds in the Fund Complex as of December 31, 2004. Theodore A. Myers retired from the Board of Trustees of the Fund and other funds in the Fund Complex as of December 31, 2003.

(2) The amounts shown in this column are the aggregate compensation payable by the Fund for its fiscal year ended in June 30, 2004 before deferral by the Trustees under the deferred compensation plan. The following Trustees deferred compensation from the Fund during the fiscal year ended June 30, 2004: Mr. Choate, $3,389; Mr. Dammeyer, $2,608; Ms. Heagy, $3,188; Mr.
    Nelson, $3,389; Mr. Sonnenschein, $2,808; and Mr. Whalen, $3,389. The cumulative deferred compensation (including interest) accrued with respect to each Trustee, including former Trustees, from the Fund as of the Fund's fiscal year ended June 30, 2004 is as follows: Mr. Choate, $3,533; Mr. Dammeyer, $19,703; Ms. Heagy, $3,408; Mr. Kerr, $2,646; Mr. Nelson, $3,586;
    Mr. Sonnenschein, $20,418; and Mr. Whalen, $22,666.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2004. The retirement plan is described above the compensation table.

(4) For each Trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2004 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  The Fund's Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent auditors of the Fund, and discussed with the independent auditors the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditors required under Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission ("SEC").

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for the Fund was attached as Annex K to the 2004 Van Kampen Closed-End Fund Joint Proxy Statement.

  The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Van Kampen Investor Services.

  The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the respective Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter for the Fund, which includes the Fund's nominating policies, was attached as Annex L to 2004 Van Kampen Closed-End Fund Joint Proxy Statement.

  During the fiscal year ended June 30, 2004, the Board of Trustees of the Fund held 13 meetings. During the Fund's last fiscal year, the audit committee held 7 meetings, the brokerage and services committee held 4 meetings and the governance committee held 5 meetings. During the last fiscal year, each of the Trustees of the Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such Trustee was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund who are not Trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser as of the date of this Proxy Statement. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang Yu (38)     Vice President and  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Secretary           since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (43)          Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                            Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                              and the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex as of August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc from January 1997 to July 2000.

James W. Garrett (36)         Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020            Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                              Complex since 2005.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Joseph J. McAlinden (62)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

Ronald E. Robison (66)        Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas   President and       since 2003  funds in the Fund Complex. Chief Executive Officer and
New York, NY 10020            Principal                       Chairman of Van Kampen Investor Services. Managing Director
                              Executive Officer               of Morgan Stanley. Chief Administrative Officer, Managing
                                                              Director and Director of Morgan Stanley Investment Advisors
                                                              Inc., Morgan Stanley Services Company Inc. and Managing
                                                              Director of Morgan Stanley Distributors, Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Institutional and Retail Morgan Stanley Funds. Director
                                                              of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                              Officer and Managing Director of Morgan Stanley Investment
                                                              Management Inc.

John L. Sullivan (49)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer             since 1989  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex. Head of Fund
                                                              Accounting for Morgan Stanley Investment Management. Prior
                                                              to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

SHAREHOLDER INFORMATION

  Excluding deferred compensation balances as described in the Compensation Table, as of April 25, 2005, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified below.

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                         TRUSTEE
                            -------------------------------------------------------------------------------------------------
                              ARCH     CHOATE    DAMMEYER    HEAGY     KENNEDY     KERR     NELSON    SONNENSCHEIN   WOOLSEY
                              ----     ------    --------    -----     -------     ----     ------    ------------   -------
Dollar range of equity
 securities in the Fund...  None       None      None       None       $1-        None      None      None           $1-
                                                                       $10,000                                        $10,000
Aggregate dollar range of
 equity securities in all
 registered investment
 companies overseen by
 Trustee in Fund Complex..  $50,001-   $1-       over       $50,001-   over       $1-       $1-       $10,001-       $10,001-
                            $100,000   $10,000   $100,000   $100,000   $100,000   $10,000   $10,000    $50,000        $50,000

INTERESTED TRUSTEES

                                              TRUSTEE
                                   -----------------------------
                                    MERIN     POWERS     WHALEN
                                    -----     ------     ------
Dollar range of equity securities
  in the Fund....................  None       None      None
Aggregate dollar range of equity
  securities in all registered
  investment companies overseen
  by Trustee in Fund Complex.....  over       over      over
                                   $100,000   $100,000  $100,000

  Including deferred compensation balances as described in the Compensation Table, as of April 25, 2005, each Trustee owned the dollar ranges of amounts of the Fund and other funds in the Fund Complex as specified below.

             TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                        TRUSTEE
                         -----------------------------------------------------------------------------------------------------
                           ARCH       CHOATE    DAMMEYER    HEAGY     KENNEDY      KERR      NELSON    SONNENSCHEIN   WOOLSEY
                           ----       ------    --------    -----     -------      ----      ------    ------------   -------
Dollar range of equity
 securities and
 deferred compensation
 in the Fund...........  None        over       None       None       $1-        None       None       None           $1-
                                     $100,000                         $10,000                                          $10,000
Aggregate dollar range
 of equity securities
 and deferred
 compensation in all
 registered investment
 companies overseen by
 Trustee in Fund
 Complex...............  $50,001-    over       over       over       over       over       over       over           $10,001-
                         $100,000    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000    $100,000       $50,000

INTERESTED TRUSTEES

                                              TRUSTEE
                                  -------------------------------
                                   MERIN      POWERS     WHALEN
                                   -----      ------     ------
Dollar range of equity
  securities and deferred
  compensation in the Fund......  None       None       None
Aggregate dollar range of equity
  securities and deferred
  compensation in all registered
  investment companies overseen
  by Trustee in Fund Complex....  over       over       over
                                  $100,000   $100,000   $100,000

  As of April 25, 2005, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of a class of the Fund's outstanding Common Shares.

  As of April 25, 2005, the following Trustees beneficially owned Common Shares of the Fund, either directly or in "phantom shares" of the Fund through certain funds' deferred compensation plans, in the amounts shown: Mr. Kennedy, 50 Common Shares; and Ms. Woolsey, 290 Common Shares.

  As of April 25, 2005, the Trustees and executive officers of the Fund individually and as a group owned less than 1% of the outstanding Common Shares of the Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's Trustees, officers, Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of shares of the Fund. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Board. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the following amounts by D&T during the Fund's most recent two fiscal years.

FISCAL YEAR ENDED JUNE 30, 2004

                                             NON-AUDIT FEES
                                 --------------------------------------
                        AUDIT     AUDIT                ALL      TOTAL
ENTITY                  FEES     RELATED      TAX     OTHER   NON-AUDIT    TOTAL
------                  -----    -------      ---     -----   ---------    -----
Fund.................  $28,080   $      0    $1,550(3)  $0    $  1,550    $ 29,630
Covered
Entities(1)..........      N/A   $230,000(2) $    0    $0     $230,000    $230,000

FISCAL YEAR ENDED JUNE 30, 2003

                                            NON-AUDIT FEES
                                 -------------------------------------
                        AUDIT     AUDIT               ALL      TOTAL
ENTITY                  FEES     RELATED     TAX     OTHER   NON-AUDIT    TOTAL
------                  -----    -------     ---     -----   ---------    -----
Fund.................  $26,376   $     0    $1,500(3)  $0     $ 1,500    $27,876
Covered
  Entities(1)........      N/A   $95,000(2) $    0    $0      $95,000    $95,000

---------------

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Fund's tax return.

  The audit committee of the Board has considered whether the provision of non-audit services performed by D&T to the Fund and "covered entities" is compatible with maintaining D&T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or Van Kampen, by the transfer agents of the Fund, by dealers or their representatives or by Computershare Fund Services, a solicitation firm that may be engaged to assist in proxy solicitation at an estimated cost of approximately $2,000.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2006 Annual Meeting of Shareholders for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 24, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 9, 2006. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       Lou Anne McInnis,
                                       Assistant Secretary

May 20, 2005

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                      VBF 05

           [X] PLEASE MARK
               VOTES AS IN
               THIS EXAMPLE          FORM OF PROXY
                                 VAN KAMPEN BOND FUND

                            ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN BOND FUND, a Delaware statutory trust (the "Fund"), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 22, 2005 at 11:30 a.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

                                                                                                     FOR ALL
                 1.     Authority to vote for the election as Trustees, the nominees  FOR  WITHHOLD  EXCEPT
                        named below:                                                  [ ]    [ ]       [ ]
                        Class I Trustees: (01) David C. Arch, (02) Jerry D. Choate,
                        (03) Howard J Kerr and (04) Suzanne H. Woolsey

                        ------------------------------------------------------------

                        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                        CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                        LINE BELOW.
                        ------------------------------------------------------------

                 2.     To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 22, 2005.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?
                                                             -------------------------------------------- Date --------------
                                                             Shareholder signature

------------------------------------------                   -------------------------------------------- Date --------------
                                                             Co-owner signature (if applicable)
------------------------------------------

------------------------------------------

                                                             Mark box at right if an address change has
                                                             been noted on the reverse side of this
                                                             card.  [ ]

                                                             Please sign this Proxy exactly as your name
                                                             or names appear on the books of the Fund.
                                                             When signing as attorney, trustee, executor,
                                                             administrator, custodian, guardian or
                                                             corporate officer, please give full title.
                                                             If common shares are held jointly, each
                                                             holder must sign.